EXHIBIT 10.22

THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAWS.  THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO AN EXEMPTION UNDER SUCH ACT.

Warrant Certificate Number WK-1	Void after
October 26, 2008

Original Issue Date:  October 27, 2003

Warrant to Purchase 995,479 Shares of Common Stock

WARRANT
of
NEXSAN CORPORATION

THIS CERTIFIES THAT, for value received, Kelly Securities Corporation, together with successors and permitted assigns (the “Holder”) is entitled to subscribe for and purchase 995,479 shares of Common Stock, par value $0.001 per share (“Common Stock”) of Nexsan Corporation, a Delaware corporation (the “Company”), subject to the following terms and conditions:

1.             Securities Purchase Agreement.  This Warrant (“Warrant”) is issued pursuant to that certain letter agreement, dated January 22, 2003, as amended.  The Warrant and other warrants issued pursuant to the Agreement are collectively referred to as the “Warrants.”

2.             Exercise of Warrant.  The terms and conditions upon which this Warrant may be exercised, and the Common Stock covered hereby may be purchased, are as follows:

2.1           Term.  Subject to the terms hereof, this Warrant may be exercised at any time, or from time to time, in whole or in part (the “Exercise Date”), after the date hereof; provided, however, that in no event may this Warrant be exercised later than 5:00 p.m. (New York City time) on the close of business on October 26, 2008 (the “Expiration Date”).

2.2           Exercise Price.  The exercise price per share for the Common Stock shall be equal to $0.39667 (“Warrant Exercise Price”) subject to adjustment as set forth below.

2.3           Method of Exercise.

(a)           The rights represented by this Warrant may be exercised by the Holder, in whole at any time or from time to time in part, but not as to a fractional share of Common Stock, by the surrender of this Warrant (properly endorsed) at the office of the Company or such other address as it may designate by notice in writing to the holder hereof at the address of such holder appearing on the books of the Company, and as further provided below in this Section 2 by payment to the Company of the Warrant Exercise Price in cash or by certified or official bank check, for each share being purchased.

(b)           In addition to the method of payment set forth in Section 2.3(a) and in lieu of any cash payment required thereunder, this Warrant may be exercised at any time and from time to time in full or in part by surrendering this Warrant in the manner specified in Section 2.3(a) in exchange for the number of shares of Common Stock equal to the product of (x) the number of shares as to which this Warrant is being exercised multiplied by (y) a fraction, the numerator of which is the Market Price (as defined below) of the Common Stock for the trading day immediately preceding the date on which the form of subscription attached hereto is deemed to have been sent to the Company pursuant to Section 2.4 hereof less the Warrant Exercise Price, and the denominator of which is such Market Price.  As used in this Warrant, the term “Market Price” at any date shall be deemed to be the last reported sales price on such date, as officially reported by the principal securities exchange on which the Common Stock is listed or admitted to trading, or, if the Common Stock is not listed or admitted to trading on any national securities exchange, on the NASDAQ National Market or OTCBB, as the case may be (and if no sales were made on any such date, the average of the closing bid and asked prices on such date as furnished by NASDAQ or the OTCBB, as the case may be, or similar organization if NASDAQ or the OTCBB is no longer reporting such information), or if the Common Stock is not quoted on NASDAQ or the OTCBB, as determined in good faith by resolution of the Board of Directors of the Company based on the best information available to it.

2.4           Delivery of Certificates, Etc.  In the event of any exercise of the rights represented by this Warrant, a certificate or certificates for the shares of Common Stock so purchased, registered in the name of the Holder, shall be delivered to the Holder within a reasonable time, not exceeding ten (10) days, after the rights represented by this Warrant shall have been so exercised; and, unless this Warrant has expired, a new Warrant representing the number of shares (except a remaining fractional share), if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the Holder within such time.  The person in whose name any certificate for shares of Common Stock is issued upon exercise of this Warrant shall for all purposes be deemed to have become the holder of record of such shares on the date on which the Warrant was surrendered and payment of the Warrant Exercise Price and any applicable taxes was made, except that, if the date of such surrender and payment is a date on which the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

3.             Adjustments to Warrant Exercise Price.  The Warrant Exercise Price shall be appropriately adjusted in the event of any stock split, stock dividend or like capital adjustment.  Upon each adjustment of the Warrant Exercise Price pursuant to this Section 3, the total number of shares of Common Stock purchasable upon the exercise of each Warrant shall (subject to the provisions contained in Section 3.3) be such number of shares (calculated to the nearest tenth) purchasable at the Warrant Exercise Price in effect immediately prior to such adjustment multiplied by a fraction, the numerator of which shall be the Warrant Exercise Price in effect immediately prior to such adjustment and the denominator of which shall be the Warrant Exercise Price in effect immediately after such adjustment.

3.1           Binding Effect.  Any determination as to whether an adjustment in the Warrant Exercise Price in effect hereunder is required pursuant to Section 3, or as to the amount of any such adjustment, if required, shall be binding upon the holders of the Warrants and the Company if made in good faith by the Board of Directors of the Company.

3.2           Certification.  After each adjustment of the Warrant Exercise Price pursuant to this Section 3, the Company will promptly prepare a certificate signed by the Chairman or President, and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary, of the Company setting forth:  (i) the Warrant Exercise Price as so adjusted, (ii) the number of shares of Common Stock purchasable upon exercise of each Warrant after such adjustment, and, if the Company is permitted to and shall have elected to adjust the number of Warrants, the number of Warrants to which the Holder of each Warrant shall then be entitled, and (iii) a brief statement of the facts accounting for such adjustment.  The Company will cause a brief summary thereof to be sent by ordinary first class mail to each Holder of Warrants at its last address as it shall appear on the registry books.  No failure to mail such notice nor any defect therein or in the mailing thereof shall affect the validity of such adjustment.  The affidavit the Secretary or an Assistant Secretary of the Company that such notice has been mailed shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

3.3           Fractional Warrants and Fractional Shares.  If the number of shares of Common Stock purchasable upon the exercise of each Warrant is adjusted pursuant to Section 3, the Company nevertheless shall not be required to issue fractions of shares, upon exercise of the Warrant or otherwise, nor to distribute certificates that evidence fractional shares.  With respect to any fraction of a share called for upon any exercise hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the Fair Market Value of one share of Common Stock as of the date of exercise.  For purposes hereof, “Fair Market Value” shall mean the fair market value as determined by the Board of Directors in good faith.

3.4           Reorganization, Reclassification, Consolidation, Merger or Sale.  In case of any reclassification, capital reorganization or other change of outstanding shares of Common Stock, or in case of any consolidation or merger of the Company with or into another entity (other than a consolidation or merger in which the Company is the continuing entity and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock other than the number thereof), or in case of any sale or conveyance to another entity of the property of the Company as, or substantially as, an entirety (other than a sale/leaseback, mortgage or other financing transaction), the Company shall cause effective provision to be made so that each holder of a Warrant then outstanding shall have the right thereafter, by exercising such Warrant, upon the terms and conditions specified in the Warrant and in lieu of the shares of Common Stock immediately theretofore purchasable upon exercise of the Warrant, to purchase the kind and number of shares of stock or other securities or property (including cash) receivable upon such reclassification, capital reorganization or other change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock that might have been purchased upon exercise of such Warrant immediately prior to such reclassification, capital reorganization or other change, consolidation, merger, sale or conveyance.  Any such provision shall include provision for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 3.  The Company shall not effect any such consolidation, merger or sale unless prior to, or simultaneously with, the consummation thereof the successor (if other than the Company) resulting from such consolidation or merger or the entity purchasing assets or other appropriate entity shall assume, by written instrument executed and delivered to the Company, the obligation to deliver to the holder of each Warrant such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holders may be entitled to purchase and the other obligations under this Warrant.  The foregoing provisions shall similarly apply to successive reclassifications, capital reorganizations and other changes of outstanding shares of Common Stock and to successive consolidations, mergers, sales or conveyances.

3.5           No Impairment.  The Company shall not avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but shall at all times in good faith assist in the carrying out of all the provisions of this Warrant.

4.             Exchange and Registration of Transfer.

4.1           Exchange.  This Warrant may be exchanged for another Warrant representing an equal aggregate number of Warrants of the same class or number of Warrants, or at the Company’s option, in the event of an adjustment in the Warrant Exercise Price, or may be transferred in whole or in part by surrendering it to the Company at its corporate office.  Upon satisfaction of the terms and provisions hereof, the Company shall execute, and the Company shall sign, issue and deliver in exchange therefor, such new Warrant or Warrants that the Holder making the exchange shall be entitled to receive.

4.2           Register.  The Company shall keep at its office books in which, subject to such reasonable regulations as it may prescribe, it shall register Warrants and any transfers thereof in accordance with its regular practice.  Upon due presentment for registration of transfer of any Warrant at such office, the Company shall execute and the Company shall issue and deliver to the transferee or transferees a new Warrant or Warrants representing an equal aggregate number of Warrants.

4.3           Endorsement.  With respect to all Warrants presented for registration or transfer, or for exchange or exercise, the subscription form attached hereto shall be duly endorsed, or be accompanied by a written instrument or instruments of transfer and subscription, in form satisfactory to the Company, duly executed by the Holder or his attorney-in-fact duly authorized in writing.

4.4           Company Option.  Prior to due presentment for registration of transfer thereof, the Company may deem and treat the registered Holder of any Warrant as the absolute owner thereof (notwithstanding any notations of ownership or writing thereon made by anyone other than a duly authorized officer of the Company) for all purposes and shall not be affected by any notice to the contrary.

4.5           Replacement of the Warrant.  On receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of the Warrant, the Company at its expense shall execute and deliver to the Holder, in lieu thereof, a new Warrant of like tenor.

5.             Investment Intent and Legend.

5.1           Investment Intent.  Unless a current registration statement under the Act shall be in effect with respect to the securities to be issued upon exercise of this Warrant, the Holder, by accepting this Warrant, covenants and agrees that, at the time of exercise hereof, and at the time of any proposed transfer of any securities acquired upon exercise hereof, the Holder shall deliver to the Company a written statement that the securities acquired by the Holder upon exercise hereof are for the account of the Holder for investment and are not acquired with a view to, or for sale in connection with, any distribution thereof (or any portion thereof) and are being acquired with no present intention (at any such time) of offering or distributing such securities (or any portion thereof).

5.2           Legend.  The Holder, by acceptance of this Warrant, further agrees that the Company may affix the following legend to certificates for shares of Common Stock issued upon exercise of this Warrant:

“The securities represented by this certificate have been issued in reliance upon the representation of the holder that they have been acquired for investment and not with a view toward the resale or other distribution thereof, and have not been registered under the Securities Act of 1933, as amended.  Neither the securities evidenced hereby, nor any interest therein, may be offered, sold, transferred, encumbered or otherwise disposed of unless either (i) there is an effective registration statement under said Act relating thereto or (ii) the Company has received an opinion of counsel, reasonably satisfactory in form and substance to the Company, stating that such registration is not required.”

6.             No Rights or Liability as a Stockholder.  This Warrant does not entitle the Holder hereof to any voting rights or other rights as a stockholder of the Company.  No provisions hereof, in the absence of affirmative action by the Holder to purchase Common Stock, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder as a stockholder of the Company.

7.             Miscellaneous.

7.1           Transfer of Warrant.  The rights represented by this Warrant are transferable only on the books of the Company at its corporate office, by the Holder upon surrender of this Warrant properly endorsed.

7.2           Titles and Subtitles.  The titles and subtitles used in this Warrant are for convenience only and are not to be considered in construing or interpreting this Warrant.

7.3           Notices.  Any notice required or permitted under this Warrant shall be given in writing and in accordance with the notice provision in the Agreement (for purposes of which, the term “Investors” shall mean Holder hereunder), except as otherwise expressly provided in this Warrant.

7.4           Attorneys’ Fees.  If any action at law or in equity is necessary to enforce or interpret the terms of this Warrant, the prevailing party shall be entitled to reasonable attorneys’ fees, costs and disbursements in addition to any other relief to which such party may be entitled.

7.5           Amendments.  This Warrant may be amended only in a writing signed by the Company.

7.6           Severability.  If one or more provisions of this Warrant are held to be unenforceable under applicable law, such provision shall be excluded from this Warrant and the balance of the Warrant shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

7.7           Governing Law.  This Warrant shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to its conflicts of laws principles.

7.8           Reservation and Authorization of Common Stock.  The Company shall at all times reserve and keep available, out of its authorized and unissued shares of the Common Stock, solely for the purpose of effecting the exercise of this Warrant, such number of shares of its Common Stock as shall be sufficient to effect the exercise of all Warrants from time to time outstanding.  The Company shall use its best efforts from time to time, in accordance with the laws of the State of Delaware, to increase the authorized number of shares of Common Stock if at any time the number of shares of Common Stock not outstanding shall not be sufficient to permit the exercise of all the then-outstanding Warrants.

IN WITNESS WHEREOF, this Warrant has been executed and delivered as a sealed instrument on the date first above written by the duly authorized representative of the Company.

Date:  October 27, 2003

NEXSAN CORPORATION:

	By:	/s/	Tyler Shubert
	Name:		Tyler Shubert
	Title:		Secretary

ACKNOWLEDGED AND AGREED:

Kelly Securities Corporation
(Print Name of Holder)

By:
(Signature of Holder)

(Title of Holder Not an Individual)

[SIGNATURE PAGE TO WARRANT CERTIFICATE NUMBER WK-1]

EXHIBIT A

FORM OF SUBSCRIPTION

(To be signed only on exercise of Warrant)

To:  NEXSAN CORPORATION

The undersigned, the Holder of the Warrant attached hereto, hereby irrevocably elects to exercise the purchase rights represented by such Warrant for, and to purchase thereunder,                     * shares of Common Stock of Nexsan Corporation, and herewith makes payment of $                     and requests that the certificates for such shares be issued in the name of, and delivered to                                       , whose address is                                                         , and whose social security number/taxpayer identification number is                                         .

Dated:

(Signature must conform in all respects to name of the Holder as specified on the face of the Warrant)

(Print Name)

Address:

* Insert here the number of shares as to which the Warrant is being exercised.